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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                  July 10, 2000
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                Date of report (date of earliest event reported)


                            INTRANET SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)

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          Minnesota                              0-19817                                   41-1652566
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  (State of Incorporation)              (Commission file number)              (I.R.S. Employer Indentification No.)


       8091 Wallace Drive, Eden Prairie, Minnesota                                                    55344
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         (Address of principal executive offices)                                                   (Zip Code)
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                        Telephone Number: (952) 903-2000
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              (Registrant's telephone number, including area code)




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Item 2.      Acquisition or Disposition of Assets

                      On July 10, 2000, IntraNet Solutions, Inc. ("IntraNet
             Solutions") acquired the Information Exchange Division ("IED") of Inso Corporation ("Inso"). IED is comprised of Inso Chicago Corporation (the "Chicago Sub") and Inso Kansas City Corporation (together with the Chicago Sub, the "Inso Subs"), both of which were wholly-owned subsidiaries of Inso prior to the acquisition of IED by IntraNet Solutions. Pursuant to the terms of an Agreement and Plan of Merger (the "Merger Agreement") among IntraNet Solutions, IntraNet Chicago Acquisition Corporation ("IntraNet Chicago"), a wholly-owned subsidiary of IntraNet Solutions, IntraNet Kansas City Acquisition Corporation (together with IntraNet Chicago, the "Merger Subs"), a wholly-owned subsidiary of IntraNet Solutions, the Inso Subs and Inso, dated as of July 10, 2000, the Merger Subs were merged with and into the Inso Subs and the Inso Subs became wholly-owned subsidiaries of IntraNet Solutions. The transaction will be accounted for under the purchase method of accounting. IntraNet Solutions paid aggregate consideration to Inso in the transaction of $55 million in cash, 10% of which is being held in escrow for eighteen months to satisfy potential claims for indemnification by IntraNet Solutions under the Merger Agreement. IntraNet Solutions funded the transaction with existing cash and short term investments. Pursuant to the Merger Agreement, Inso entered into a License Agreement with the Chicago Sub under which Inso licenses the right to use certain software owned by the Chicago Sub in exchange for royalty payments of not less that $1.5 million.

                      The Merger Agreement, including the aggregate
             consideration paid by IntraNet Solutions, was determined through negotiations between the management of IntraNet Solutions and the management of Inso and was approved by the boards of directors of each of IntraNet Solutions, the Merger Subs, the Inso Subs and Inso.

                      IED develops and supplies electronic file conversion and
             viewing technologies for computers and mobile communication and computing devices. IntraNet Solutions intends to continue to use the assets acquired to conduct such business.

Item 7.      Financial statements and exhibits

      (a)    Financial Statements

             The required financial statements are unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date of this Current Report on Form 8-K.
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      (b)    Pro Forma Financial Information

             The required pro forma financial information is unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date of this Current Report on Form 8-K.

      (c)    Exhibits

             2 Agreement and Plan of Merger among IntraNet Solutions, Inc., IntraNet Chicago Acquisition Corporation, IntraNet Kansas City Acquisition Corporation, Inso Chicago Corporation, Inso Kansas City Corporation and Inso Corporation, dated as of July 10, 1999. The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

             99   News Release dated July 10, 2000.



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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:  July 25, 2000

                               INTRANET SOLUTIONS, INC.
                               (Registrant)


                               By   /s/Gregg A. Waldon
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                                  Gregg A. Waldon
                                  Chief Financial Officer,
                                        Treasurer and Secretary
                                  (Principal financial and accounting
                                  officer and duly authorized signatory
                                  on behalf of the registrant)



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                                INDEX TO EXHIBITS


Exhibit No.

2 Agreement and Plan of Merger among IntraNet Solutions, Inc., IntraNet Chicago Acquisition Corporation, IntraNet Kansas City Acquisition Corporation, Inso Chicago Corporation, Inso Kansas City Corporation and Inso Corporation, dated as of July 10, 1999. The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

99                News Release dated July 10, 2000.